UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  July 13, 2011

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

1955 Lakeway Drive
Lewisville, Texas 75057
(Address of Registrant’s principal executive offices)

(469) 549-3800
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 13, 2011, INX Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarter ended March 31, 2011.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 13, 2011, INX Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarter ended March 31, 2011.   The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01.

An investor webcast and conference call was held Wednesday, July 13, 2011, at 4:30 p.m. Eastern Daylight Time to present the results and the Company's updated outlook, as well as to provide an opportunity for INX management to answer investors' questions in a public format.  A slide presentation related to the information presented during the call is furnished as Exhibit 99.2 to this Current Report and is hereby incorporated by reference in this Item 7.01.

Beginning approximately one hour after the end of the conference call, for a period of sixty days, a replay of the conference call will be accessible by calling either (855) 859-2056 or (404) 537-3406 for international/toll access. The conference ID for the replay will be 83300364. The replay of the conference call for listening via the Internet, as well as a PDF file of the slide presentation used during the call, will be available by the following morning, and through at least August 31, 2011, from the Company's web site at http://www.INXI.com/Webcasts/Q111call.

The information being furnished in this report (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 13, 2011

99.2	PowerPoint Presentation

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INX Inc.

Date: July 13, 2011	By:	/s/ James H. Long
James H. Long
Executive Chairman

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 13, 2011

99.2	PowerPoint Presentation

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